WCM Focused International Opportunities Fund

Investor Class Shares – WCFOX

Institutional Class Shares – WCMOX

A series of Investment Managers Series Trust

Supplement dated June 16, 2023, to the

Summary Prospectus dated April 30, 2023.

Effective August 15, 2023, the first paragraph of the WCM Focused International Opportunities Fund’s (the “Fund”) “Principal Investment Strategies” section on page 2 of the Summary Prospectus is deleted and replaced with the following:

Under normal circumstances, the Fund invests primarily in equity securities or depositary receipts of small- to mid-capitalization companies domiciled outside of the United States, including companies located in emerging market or frontier market countries. Emerging market or frontier market countries are those countries with low- to middle-income economies as classified by the World Bank, or included in any of the Morgan Stanley Capital International (MSCI) emerging markets or frontier market indices. The Fund’s advisor considers a company to be located in a country if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, the country, or if the company derives at least 50% of its revenues or net profits from, or has at least 50% of its assets or production capacities in, the country. The Fund’s advisor considers small- to mid-capitalization companies to be companies with market capitalizations within the range of those companies included in the MSCI ACWI Ex USA SMID Cap Index at the time of purchase. Because small- to mid-capitalization companies are defined by reference to an index, the range of market capitalizations of companies in which the Fund invests may vary with market conditions. As of March 31, 2023, the market capitalizations of companies included in the MSCI ACWI Ex USA SMID Cap Index were between $55.43 million and $24.37 billion. The Fund’s advisor will consider the market capitalization range by country. Investments in companies that move above or below the capitalization range of the MSCI ACWI Ex USA SMID Cap Index may continue to be held by the Fund in the sole discretion of the Fund’s advisor.

Please file this Supplement with your records.